EXHIBIT 99.1

WSB Financial Group, Inc. Announces 37 Percent Increase in Second Quarter 2007 Earnings

BREMERTON, Wash., July 24, 2007 (PRIME NEWSWIRE) -- WSB Financial Group, Inc. (the "Company) (Nasdaq:WSFG), the parent company for Westsound Bank, today reported earnings for the quarter ended June 30, 2007 of $1.4 million, an increase of 36.6% over the $1.0 million net income produced in the second quarter of 2006. Earnings per share on a fully diluted basis was $0.24 per diluted share for the quarter ended June 30, 2007, compared with pre IPO diluted earnings per share of $0.33 for the same quarter in 2006.

David K. Johnson, President and Chief Executive Officer commented, "To achieve earnings growth of 36.6% over the same period last year is a reflection of our sales and lending team efforts." Johnson added, "We have been able to maintain our net interest margin at a level of over 5%, due to our disciplined pricing structure on both loans and deposits. Our sales culture has produced positive growth numbers for the period as well, producing a 51.1% increase in assets over the same period last year."

Net Interest Margin

The net interest margin for the company remained strong at 5.06%, the same as first quarter 2007. Net interest income before provision for loan losses grew to $5.4 million, a 31% increase over the same period for 2006. The increase was due primarily to continued growth in the loan portfolio.

Non Interest Income and Expenses

Non interest income for Q2 2007 was $1.2 million, down from $1.3 million reported for the first quarter of 2007. The decline is attributed to fewer secondary market mortgage loans being delivered to the secondary market. Non interest expense showed a modest increase from $4.1 million recorded for the first quarter of 2007 to $4.2 million recorded for Q2 2007. Compared to last quarter, the efficiency ratio showed a marked improvement, falling from 65.7% to 62.7%.

Balance Sheet

The total assets of the Company increased to an all time high of $455.3 million as of June 30, 2007, up $19.6 million, or 4.5% from March 31, 2007 total assets of $435.6 million. During the second quarter of 2007, net loans increased by 5.8% to $392.7 million, deposits increased by 5.1% to $380.0 million, and stockholders' equity increased 2.3% to $64.3 million from March 31, 2007. All reported figures for assets, loans, deposits, and equity represent all time highs for the Company.

Total nonperforming assets for the Company at June 30, 2007 were $1.8 million compared to the $1.9 million reported at March 31, 2007. The current total is comprised of $201,000 in non-performing loans, and $1.6 million in other real estate owned. The allowance for loan loss (ALLL) totaled $4.5 million, or 1.10% of total loans.

"Our non performing assets have shown a modest decline for the quarter, and remain at a manageable level" said Johnson. "The current level of the ALLL reflects management's confidence in the performance of the portfolio."

EARNINGS CONFERENCE CALL

Management will host a conference call today at 2:00 pm Pacific Daylight Time to discuss the results for the second quarter of 2007. Interested parties are invited to listen in on the call by dialing (800) 361-0912. The call will also be available for listening via our website at www.westsoundbank.com.

ABOUT WSB FINANCIAL GROUP, INC

WSB Financial Group, Inc., based out of Bremerton, Washington, is the holding company for Westsound Bank. The company was founded in 1999, and currently operates nine full service locations and one loan production office, all located within 6 contiguous counties within Western Washington. Our website is www.westsoundbank.com.

This news release may contains "forward-looking statements" that are subject to risks and uncertainties. These forward-looking statements describe management's expectations regarding future events and developments such as future operating results, growth in loans and deposits, maintenance of the net interest margin, credit quality and loan losses, the efficiency ratio and continued success of the Company's business plan. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The words "should," "anticipate," "expect," "will," "believe," and words of similar meaning are intended, in part, to help identify forward-looking statements. Future events are difficult to predict, and the expectations described above are subject to risk and uncertainty that may cause actual results to differ materially. In addition to discussions about risks and uncertainties set forth from time to time in the Company's filing with the Securities and Exchange Commission, factors that may cause actual results to differ materially from those contemplated in these forward-looking statements include, among others: (1) local and national general and economic condition; (2) changes in interest rates and their impact on net interest margin; (3) competition among financial institutions; (4) legislation or regulatory requirements; and (5) success of the Company's expansion efforts. WSB Financial Group, Inc. does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made. Any such statements are made in reliance on the safe harbor protections provided under the Securities Exchange Act of 1934, as amended.

 CONSOLIDATED BALANCE SHEETS
 ------------------------------
 (Unaudited)
 (in thousands except                 June 30,  December 31,  June 30,
  share data)                           2007        2006        2006
 --------------------------------------------------------------------
 ASSETS

 Cash and due from banks             $  9,709     $  9,048   $  7,939
 Fed funds sold                        18,200       17,150      1,000
 --------------------------------------------------------------------
  Total cash and cash equivalents      27,909       26,198      8,939
 Investment securities available
  for sale, at fair value               8,357        8,244      8,159
 Federal Home Loan Bank stock,
  at cost                                 319          234        234
 Loans held for sale                   10,482       11,007      8,897
 Loans receivable                     397,212      333,173    269,142
  Less: allowance for loan losses      (4,492)      (3,972)    (3,289)
 --------------------------------------------------------------------
 Loans, net                           392,720      329,201    265,853
 Premises and equipment, net            9,275        7,846      6,358
 Accrued interest receivable            2,265        1,980      1,370
 Other assets                           3,925        2,044      1,371
 --------------------------------------------------------------------
 TOTAL ASSETS                        $455,252     $386,754   $301,181
 ====================================================================

 LIABILITIES
 Deposits:
  Noninterest-bearing                $ 30,123     $ 26,864   $ 26,134
  Interest-bearing                    349,891      288,158    247,877
 --------------------------------------------------------------------
   Total deposits                     380,014      315,022    274,011
 Accrued interest payable               1,795        1,109        458
 Other liabilities                        943          718        473
 Junior subordinated debentures         8,248        8,248      8,248
 --------------------------------------------------------------------
   TOTAL LIABILITIES                  391,000      325,097    283,190
 STOCKHOLDERS' EQUITY
  Common Stock, $ 1 par value;
   15,357,250 shares authorized;
   5,567,478 shares issued and
   outstanding June 30, 2007,
   5,545,673 and 2,742,320 shares
   issued and outstanding at
   December 31, 2006 and June 30,
   2006, respectively                   5,567        5,546      2,742
 Additional paid-in capital            48,192       48,089      9,110
 Retained earnings                     10,566        8,054      6,242
 Accumulated other comprehensive
  loss                                    (73)         (32)      (103)
 --------------------------------------------------------------------
   TOTAL STOCKHOLDERS' EQUITY          64,252       61,657     17,991
 --------------------------------------------------------------------
 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY               $455,252     $386,754   $301,181
 ====================================================================

 CONSOLIDATED
  STATEMENTS OF INCOME       Quarter Ended          Six Month Ended
 ---------------------       -------------          ---------------
 (Unaudited)
 (in thousands
  except           June 30,  March 31,  June 30,    June 30,  June 30,
  share data)        2007      2007       2006        2007      2006
 ----------------------------------------------   ---------------------
 Interest Income
  Interest and
   fees on
   loans       $    9,324 $    8,343 $    6,545   $   17,667 $   11,997
  Taxable
   investment
   securities          71        73          66          144        131
  Tax exempt
   securities          19        19          19           38         38
  Federal funds
   sold               257       156          59          413        181
  Other interest
   income              44        50          24           94         56
 ----------------------------------------------   ---------------------
   Total interest
    income          9,715     8,641       6,713       18,356     12,403

 Interest Expense
  Deposits          4,182     3,662       2,433        7,844      4,543
  Other borrowings     --         1          26            1         26
  Junior
   subordinated
   debentures         150       146         140          296        268
 ----------------------------------------------   ---------------------
 Total interest
  expense           4,332     3,809       2,599        8,141      4,837

 Net Interest
  Income            5,383     4,832       4,114       10,215      7,566
  Provision for
   loan losses        326       491         498          817        803
 ----------------------------------------------   ---------------------
   Net interest
    income after
    provision for
    loan losses     5,057     4,341       3,616        9,398      6,763

 Noninterest
  Income
  Service charges
   on deposit
   accounts            96        84          61          180        114
  Other customer
   fees               233       246         235          479        397
  Net gain on sale
   of loans           886       979         760        1,865      1,758
  Other income         16        36          43           52         51
 ----------------------------------------------   ---------------------
   Total
    noninterest
    income          1,231     1,345       1,099        2,576      2,320

 Noninterest
  Expense
  Salaries and
   employee
   benefits         2,576     2,667       2,059        5,243      3,986
  Premises lease       82        90          81          172        162
  Depreciation
   expense            204       193         143          397        273
  Occupancy and
   equipment          141       168         132          309        254
  Data and item
   processing         172       151         127          323        245
  Advertising
   expense             42        54          50           96        101
  Printing,
   stationary
   and supplies        45        60          49          105        101
  Telephone expense    28        29          27           57         52
  Postage and courier  43        39          35           82         65
  Legal fees           71        38          17          109         25
  Director fees        66        57          84          123        162
  Business and
   occupation taxes    84        73          73          157        134
  Other expenses      596       440         330        1,036        596
 ----------------------------------------------   ---------------------
   Total
    noninterest
    expense         4,150     4,059       3,207        8,209      6,156

 Income before
  provision for
  income taxes      2,138     1,627       1,508        3,765      2,927
 Provision for
  income taxes        708       545         461        1,253        980
 ----------------------------------------------   ----------------------
 Net Income    $    1,430 $   1,082  $    1,047   $    2,512 $    1,947
 ==============================================   ======================

 Basic Earnings
  per Common
  Share        $     0.26 $    0.20  $     0.38   $     0.45 $     0.71
 Diluted
  Earnings
  per Common
  Share        $     0.24 $    0.18  $     0.33   $     0.42 $     0.62
 ==============================================   ======================

 Average Number
  of Common
  Shares
  Outstanding   5,563,887  5,548,283  2,736,244    5,556,128  2,731,968
 Fully Diluted
  Average
  Common Shares
  Outstanding   5,926,369  6,109,233  3,152,021  5,952,216  3,120,587

 Financial
  Statistics               Quarter Ended            Six Months Ended
 -----------               -------------            ----------------
 (Unaudited)
 (in thousands
  except           June 30,  March 31,  June 30,   June 30,   June 30,
  share data)        2007      2007       2006      2007        2006
 ----------------------------------------------  ---------------------

 Revenues
  (Net interest
   income plus
   non-interest
   income)     $    6,614 $   6,177  $    5,213  $   12,791 $    9,886

 Averages
  Total Assets $  441,352 $ 400,327  $  283,271  $  420,839 $  271,936
  Loans and
   Loans Held
   for Sale    $  395,639 $ 363,296  $  257,612  $  379,607 $  242,418
  Interest
   Earning
   Assets      $  427,049 $ 387,429  $  272,857  $  407,379 $  260,715
  Deposits     $  366,568 $ 327,944  $  254,125  $  347,256 $  244,273
  Shareholders'
   Equity      $   63,779 $  62,296  $   17,723  $   63,037 $   17,065

 Financial Ratios
 ----------------------------------------------  ---------------------
  Return on
   Average Assets    1.30%     1.10%       1.48%       1.20%      1.45%
  Return on
   Average Equity    8.99%     7.04%      25.37%       8.04%     23.00%
  Net Interest
   Margin            5.06%     5.06%       6.05%       5.06%      5.85%
  Efficiency Ratio   62.7%     65.7%       61.2%       64.2%      62.6%
  Non-performing
   Assets to
   Total Assets      0.40%     0.43%       0.00%       0.40%      0.00%

 Asset Quality            Quarter Ended            Six Months Ended
 -------------            -------------            ----------------
 (Unaudited)
 (dollars in       June 30,  March 31,  June 30,   June 30,   June 30,
  thousands)         2007      2007       2006       2007       2006
 ----------------------------------------------  ---------------------

 Allowance for
  Loan Losses
  Activity:

  Balance of
   Beginning of
   Period      $    4,407 $   3,972  $    2,825  $    3,972 $    2,520
  Charge-offs        (234)      (50)        (15)       (284)       (15)
  Recoveries           --        --          --          --         --
 ----------------------------------------------  ---------------------
  Net Loan
   Charge-offs       (234)      (50)        (15)       (284)       (15)

  Reclassification
   of unfunded
   credit
   commitments         (7)       (6)        (19)        (13)       (19)
  Provision for
   Loan Losses        326       491         498         817        803
 ----------------------------------------------  ---------------------
  Balance at End
   of Period   $    4,492 $   4,407  $    3,289  $    4,492 $    3,289
 ==============================================  =====================

 Selected Ratios:
  Net Charge-offs
   to average loans  0.06%     0.01%       0.01%        0.07%     0.01%
  Provision for
   loan losses
   to average
   loans             0.08%     0.14%       0.19%        0.22%     0.33%
  Allowance for
   loan losses
   to total loans    1.10%     1.15%       1.18%        1.10%     1.18%

 Nonperforming
  Assets:

  Non-Accrual
   loans       $      201 $     209  $       --
  Accruing Loans
   past due 90
   days or more        --       343          --
 ----------------------------------------------
  Total
   non-performing
   loans
   (NPLs)      $      201 $     552  $       --
  Other real
   estate owned     1,605     1,310          --
 ----------------------------------------------
  Total
   non-performing
   assets
   (NPAs)      $    1,806 $   1,862  $       --

  Selected Ratios:
   NPLs to total
    loans            0.05%     0.14%       0.00%
   NPAs to total
    assets           0.40%     0.43%       0.00%

CONTACT: WSB Financial Group, Inc.
         David K. Johnson, President & CEO
         Mark D. Freeman, EVP & CFO
         360.475.9374